Form N-CSR Item 13(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), that:

(a)

The Semi-Annual Report of the Portfolio on Form N-CSR for the period ended July 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

5-to-15 Year Laddered Municipal Bond Portfolio

Date: September 25, 2019

/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: September 25, 2019

/s/ Payson F. Swaffield
Payson F. Swaffield
President